MUNICIPAL PARTNERS FUND INC.

January 22, 2000

Dear Shareholders:

We are pleased to provide this annual report for the Municipal Partners Fund Inc. ("Fund") as of December 31, 1999. Included are market commentary, a schedule of the Fund's investments as of December 31, 1999 and financial statements for the year ended December 31, 1999. The Fund distributed income dividends to common shareholders totaling $0.80 per share during the period. The table below shows the annualized distribution rate and the 12-month total return based on the Fund's December 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

             Price                  Annualized            Twelve-Month
           Per Share            Distribution Rate2        Total Return
           ---------            ------------------        ------------
         $13.12 (NAV)                  6.08%                  (6.97)%
         $10.9375 (NYSE)               7.30%                  (17.52)%

SPECIAL SHAREHOLDER NOTICE

We are proud to report that Municipal Partners Fund Inc. has recently received a 4-star (out of a possible 5 stars) rating from Morningstar Inc. as of December 31, 1999.3

MARKET REVIEW

The bond markets encountered a wild swing in investor sentiment during the past year as healthy optimism drove confidence at the onset, yet monetary policy tightening concerns overshadowed bonds as the year progressed. Despite posting negative returns, municipal bonds performed better than U.S. Treasuries during the period. In our view, decreased supply, generous yield ratios at the beginning of the year and an improvement in fundamental credit quality provided support for municipal bonds.

------------
1 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund plus all other assets. This result (net assets of common shareholders) is divided by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market price as determined by supply and demand.
2 Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.0665 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.
3 Morningstar, Inc. proprietary ratings reflect historical risk adjusted performance as of December 31, 1999. Ratings are loan-adjusted, updated monthly and subject to change. Morningstar ratings are calculated from each fund's three, five and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustment and a risk factor that reflect fund performance below 90-day T-bill returns. The highest Morningstar rating is five stars; the lowest is one star. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the next 10% receive one star. For the three, five and ten-year periods, there were 193, 193 and 37 funds, respectively in the municipal bond class.

MUNICIPAL PARTNERS FUND INC.

State and local governments issued approximately $226 billion of debt during 1999 representing a 21% decline versus 1998's pace of $286 billion. The reduction in the supply of municipal bonds was due to a precipitous drop in refunding activity. Refunding issues eased almost 55% (year over year) while new project funding remained virtually unchanged.

The amount of debt outstanding in the municipal market currently exceeds $1.5 trillion, according to data published by the Federal Reserve Board of Governors. From 1997 through 1999, the 10 most populous U.S. states accounted for almost 60% of new municipal debt. Data from the U.S. Bureau of the Census indicated that the top 10 states represent approximately 52% of the nation's population. We think concentrated issuance of municipal securities is likely to continue in the near term.

Demand for municipal bonds traditionally comes from three types of investors: retail, mutual funds and property & casualty insurance companies. Strong demand from retail investors absorbed most of last year's supply while property and casualty insurance companies and mutual funds generally kept a low profile. Generous municipal yield ratios at the beginning of the year did not attract institutions but were enough to meet the needs of retail investors. During the past year, municipal bond yields were more correlated with taxable spread yields but less than U.S. Treasury yields. In our opinion, correlation between municipal bonds and taxable spread products may develop into a long-term trend if U.S. Treasury supply continues to decline.

A strong national economy improved the fundamental quality of many municipal debt issuers. Credit upgrades outpaced weakening issues by a ratio of approximately 4 to 1, according to Standard & Poor's, a major credit reporting agency. Impressive participation by secondary insurance providers supported relatively narrow municipal quality spreads. Insured securities represented almost 50% of new municipal bond supply during the past few years.

INVESTMENT STRATEGY

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for how we manage the Fund. We have remained short to neutral versus our benchmark in terms of our maturity structure.

As of December 31, 1999, the Fund's long-term holdings consisted of 47 issues throughout 26 different states. Moreover, the credit quality of the portfolio remains high with an average credit quality of AA according to either Standard & Poor's Ratings Group or Moody's Investors Services Inc. (Standard & Poor's Corporation and Moody's Investor Service Inc. are two major credit reporting and bond rating agencies.) The Fund had an average effective maturity of 14.4 years and on average duration of 8.2 years. The portfolio is well-diversified with the greatest industry sector weightings in industrial development, housing and transportation.

In response to the relatively tight risk premium levels of lower quality bonds, we plan to continue investing in higher quality municipal bonds. One sector that did not improve fundamentally during the period was the not-for-profit health care sector. Health care providers continued to struggle with the Balanced Budget Act of 1997. Accordingly, yield spreads for this sector widened appreciably during 1999.

MARKET OUTLOOK

Looking ahead, the demands of a growing economy will call for a steady supply of municipal debt. We expect new issuance of municipal bonds to range between $200 and $250 billion during 2000.

MUNICIPAL PARTNERS FUND INC.

Some municipalities are concerned about a possible reduction in sales tax receipts due to the explosive growth of e-commerce. Most state and local governments rely on sales tax revenue to help pay for essential services including public safety, fire, health, education, roads and bridges. Consumers are supposed to pay sales taxes voluntarily on items purchased from out-of-state merchants via the Internet, but few do. Early estimates of sales tax shortfalls from e-commerce are wide ranging. As a comparison, state officials believe that $5 billion in taxes goes uncollected annually from mail order catalogue sales.

We do not think that growing Internet commerce poses an immediate threat to either state or local revenue bases. In the near term, surging income tax receipts generated by a vibrant U.S. economy should take the edge off any sales tax shortfalls. Moreover, some municipal authorities used recent surplus tax receipts to fund reserve (i.e., "rainy day") accounts. Capital deposited into these accounts can help mitigate future revenue shortfalls. In April 2000, a 19-member Advisory Commission on Electronic Commerce will report to the U.S. Congress about Internet tax issues, with the taxing of Internet commerce as the main topic of their report. Other state and local organizations have also recently been proactive in identifying other taxation alternatives.

The U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, we think that the Federal Reserve Board has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the new century.

Cordially,

/s/ William D. Cvengros                               /s/ Heath B. McLendon
WILLIAM D. CVENGROS                                   HEATH B. MCLENDON
Co-Chairman of the Board                              Co-Chairman of the Board

/s/ Robert E. Amodeo
ROBERT E. AMODEO
Executive Vice President

MUNICIPAL PARTNERS FUND INC.

Schedule of Investments
December 31, 1999

     FACE
    AMOUNT     RATING(A)                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
Long-Term Investments -- 99.0%

ALABAMA -- 1.1%
 $1,225,000      BBB     Courtland, AL IDB Solid Waste Disposal Revenue
                           (Champion International Corp. Project), Series A,
                           7.000% due 11/1/22............................................     $ 1,263,196
                                                                                              -----------
CALIFORNIA -- 1.9%
  2,000,000      A2*     West Covina, CA COP (Queen of the Valley Hospital),
                           6.500% due 8/15/14, Pre-Refunded 8/15/04......................       2,191,540
                                                                                              -----------
CONNECTICUT -- 0.8%
  1,000,000      BBB-    Connecticut State Health & Educational Facilities Authority Revenue
                           (Windham Community Memorial Hospital),
                           Series C, 6.000% due 7/1/20...................................         882,140
                                                                                              -----------
GEORGIA -- 2.2%
    315,000      AAA     Fulton County, GA Housing Authority Single-Family Mortgage,
                           6.600% due 3/1/28.............................................         325,660
  2,250,000      AAA     Georgia Municipal Electric Authority Power Revenue, Series Z,
                           FGIC-Insured, 5.500% due 1/1/20...............................       2,145,128
                                                                                              -----------
                                                                                                2,470,788
                                                                                              -----------
ILLINOIS -- 9.9%
  3,750,000      AAA     Chicago, IL Board of Education School Reform, AMBAC-Insured,
                           5.750% due 12/1/27............................................       3,546,075
  2,000,000      AAA     Chicago, IL Midway Airport Revenue, Series A, MBIA-Insured,
                           5.500% due 1/1/29.............................................       1,807,680
                         Illinois Health Facilities Authority Revenue:
  1,165,000      AAA       Highland Park Hospital Project, Series A, MBIA-Insured,
                             5.500% due 10/1/08..........................................       1,183,080
  1,500,000      A+        Refunding, Lutheran General Health System, Series C,
                             7.000% due 4/1/14...........................................       1,672,515
  3,000,000      AAA     Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20..       3,055,890
                                                                                              -----------
                                                                                               11,265,240
                                                                                              -----------
KANSAS -- 0.9%
  1,000,000      AAA     Wyandotte County, Kansas City, KS Government
                           Utility System Revenue, AMBAC-Insured, 5.750% due 9/1/24......         962,960
                                                                                              -----------


---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Page 4

MUNICIPAL PARTNERS FUND INC.

December 31, 1999

     FACE
    AMOUNT     RATING(A)                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
MAINE -- 2.0%
                         Maine State Housing Authority Mortgage Purchase:
 $1,755,000      AA        Series A-2, 6.650% due 11/15/25...............................    $  1,774,147
    525,000      AA        Series A-4, 6.375% due 11/15/12...............................         529,882
                                                                                              -----------
                                                                                                2,304,029
                                                                                              -----------
MARYLAND -- 3.4%
  3,750,000      AAA     Northeast Maryland Waste Disposal Authority, Solid Waste Revenue
                           (Montgomery County Resource Recovery, Ogden Martin Systems
                           Project A), MBIA-Insured, 6.300% due 7/1/16...................       3,809,737
                                                                                              -----------
MASSACHUSETTS -- 2.7%
  3,170,000      AA      Massachusetts State Water Pollution Abatement, Series A,
                           5.750% due 8/1/29.............................................       3,018,664
                                                                                              -----------
MICHIGAN -- 0.8%
  1,000,000      AAA     Detroit, MI City School District Refunding, Series C, FGIC-Insured,
                           5.250% due 5/1/16.............................................         941,350
                                                                                              -----------
MINNESOTA -- 2.8%
  3,185,000      AA+     Minnesota State Housing Finance Agency Single-Family Mortgage,
                           Series H, 6.500% due 1/1/26...................................       3,201,148
                                                                                              -----------
MONTANA -- 1.7%
  2,000,000      AA+     Montana State Board Housing Single-Family Program, Series A-2,
                           6.050% due 12/1/12............................................       1,994,560
                                                                                              -----------
NEVADA -- 6.0%
  1,350,000      AAA     Clark County, NV Passenger Facility Revenue (McCarran International
                           Airport), MBIA-Insured, 5.750% due 7/1/23.....................       1,261,143
                         Nevada Housing Division, Single-Family Program, Series B-2:
  4,355,000      Aa2*      6.400% due 10/1/25............................................       4,374,467
  1,135,000      Aa        6.950% due 10/1/26............................................       1,164,249
                                                                                              -----------
                                                                                                6,799,859
                                                                                              -----------
NEW HAMPSHIRE -- 0.5%
    535,000      Aa3*    New Hampshire State HFA, Single-Family Residential, Series A,
                           6.800% due 7/1/15.............................................         545,374
                                                                                              -----------


---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                                   Page 5

MUNICIPAL PARTNERS FUND INC.

December 31, 1999

     FACE
    AMOUNT     RATING(A)                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
NEW JERSEY -- 8.7%
                         New Jersey EDA:
 $5,150,000      AAA       PCR (Public Service Electric and Gas Co. Project), MBIA-Insured,
                             6.400% due 5/1/32...........................................     $ 5,217,517
  4,450,000      AAA       Water Facilities Revenue (New Jersey American Water Co.,
                             Inc. Project), Series A, FGIC-Insured, 6.875% due 11/1/34...       4,716,155
                                                                                              -----------
                                                                                                9,933,672
                                                                                              -----------
NEW YORK -- 8.1%
  1,175,000      A1*     New York City, NY Municipal Water Finance Authority
                           Water & Sewer System Revenue, Series B, 5.750% due 6/15/29....       1,106,815
  4,000,000      A       New York State Dorm Authority Revenue, Student University Educational
                           Facilities, 5.500% due 5/15/26................................       3,609,640
    950,000      AAA     Port Authority of New York and New Jersey Construction,
                           Ninety-Sixth Series, FGIC-Insured, 6.600% due 10/1/23.........       1,000,968
  3,650,000      Aa3*    Triborough Bridge & Tunnel Authority, NY General Purpose Revenue,
                           Series Y, 5.500% due 1/1/17...................................       3,547,983
                                                                                              -----------
                                                                                                9,265,406
                                                                                              -----------
OHIO -- 7.9%
  2,000,000      BBB     Miami County, OH Hospital Facilities Revenue Refunding
                           & Improvement (Upper Valley Medical Center),
                           6.250% due 5/15/13............................................       1,885,120
  7,200,000      A+      Ohio State Water Development Authority Solid Waste
                           Disposal Revenue (Cargill Inc.), 6.300% due 9/1/20............       7,128,720
                                                                                              -----------
                                                                                                9,013,840
                                                                                              -----------
PENNSYLVANIA -- 2.4%
  3,000,000      AAA     Delaware Valley, PA Regional Finance Authority Local
                           Government Revenue, Series A, AMBAC-Insured,
                           5.500% due 8/1/28.............................................       2,785,170
                                                                                              -----------
RHODE ISLAND -- 2.8%
  3,115,000      AA+     Rhode Island Housing & Mortgage Finance Corp.,
                           Homeownership Opportunity, Series 7B,
                           6.800% due 10/1/25............................................       3,191,130
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Page 6

MUNICIPAL PARTNERS FUND INC.

December 31, 1999

     FACE
    AMOUNT     RATING(A)                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.6%
 $2,000,000      AAA     Charleston County, SC Revenue (Care Alliance Health Services),
                           Series A, FSA-Insured, 5.125% due 8/15/15.....................     $ 1,857,540
                                                                                              -----------
SOUTH DAKOTA -- 3.2%
  3,595,000      AAA     South Dakota Housing Development Authority, Homeowner Mortgage,
                           Series D, 6.850% due 5/1/26...................................       3,660,070
                                                                                              -----------
TENNESSEE -- 6.1%
  3,400,000      AA-     The IDB of Humphreys County, TN Solid Waste Disposal Revenue
                           (E.I. du Pont de Nemours and Co. Project), 6.700% due 5/1/24..       3,490,576
  3,500,000      AAA     Memphis-Shelby County, TN Airport Authority Airport Revenue,
                           Series D, AMBAC-Insured, 6.000% due 3/1/24....................       3,408,300
                                                                                              -----------
                                                                                                6,898,876
                                                                                              -----------
TEXAS -- 12.1%
  1,750,000      AAA     Lower Colorado River Authority, TX Revenue Refunding, Series B,
                           FSA-Insured, 6.000% due 5/15/13...............................       1,804,373
  6,000,000      AAA     Lower Neches Valley Authority, TX Industrial Development Corp.
                           Sewerage Facilities Revenue (Mobil Oil Refining Corp. Project),
                           6.400% due 3/1/30.............................................       6,023,220
                         Richardson, TX Hospital Authority Hospital Revenue Refunding
                           & Improvement (Richardson Medical Center):
  1,840,000      BBB+        6.750% due 12/1/23..........................................       1,811,553
  1,160,000      BBB+        6.750% due 12/1/23, Pre-Refunded 12/1/03....................       1,251,744
    255,000      AA      Texas State Veterans Housing Assistance, 6.800% due 12/1/23.....         263,481
  2,750,000      BBB     West Side Calhoun County, TX Navigation District Solid Waste
                           Disposal Revenue (Union Carbide Chemicals),
                           6.400% due 5/1/23.............................................       2,592,837
                                                                                              -----------
                                                                                               13,747,208
                                                                                              -----------
VIRGINIA -- 2.4%
  2,000,000      BBB     Giles County, VA IDA Revenue (Hoechst Celanese Project),
                           5.950% due 12/1/25............................................       1,794,720
    955,000      AA+     Virginia State Housing Development Authority, Commonwealth
                           Mortgage, Sub-Series B-5, 6.300% due 1/1/27...................         955,334
                                                                                              -----------
                                                                                                2,750,054
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                                                                   Page 7

MUNICIPAL PARTNERS FUND INC.

December 31, 1999

     FACE
    AMOUNT     RATING(A)                            SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------
WASHINGTON -- 4.7%
 $4,250,000      AAA     Seattle, WAGO, Series B, FSA-Insured, 5.750% due 12/1/28........    $  4,032,272
  1,280,000      AAA     Washington State Housing Finance Commission, Single-Family
                           Mortgage Revenue Refunding, Series D-1, 6.150% due 1/1/26.....       1,275,059
                                                                                             ------------
                                                                                                5,307,331
                                                                                             ------------
WEST VIRGINIA -- 2.3%
  2,445,000      A-      West Virginia State Water Development Authority,
                           Loan Program II, Series A, 7.000% due 11/1/31,
                           Pre-Refunded 11/1/01..........................................       2,593,167
                                                                                             ------------
                         Total Long-Term Investments (Cost -- $113,672,728)..............     112,654,049
                                                                                             ------------
Short-Term Investments -- 1.0%
INDIANA -- 0.6%
    700,000      A-1     Jasper County, INPCR (Northern Indiana Public Service), Series B,
                           VRDD, 4.800% due 6/1/13.......................................         700,000
                                                                                             ------------
NEW YORK -- 0.4%
    400,000      A-1+    New York City, NYGO, Series B2, MBIA-Insured, VRDD,
                           4.750% due 8/15/11............................................         400,000
                                                                                             ------------
                         Total Short-Term Investments (Cost -- $1,100,000)...............       1,100,000
                                                                                             ------------
                         Total Investments -- 100% (Cost -- $114,772,728**)..............    $113,754,049
                                                                                             ============

------------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service,
    Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.
    See pages 9 and 10 for definition of ratings and certain security descriptions.

---------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Page 8

MUNICIPAL PARTNERS FUND INC.

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA - Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
      Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  - Bonds rated "Aa" are judged to be of high quality by all standards.
      Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

MUNICIPAL PARTNERS FUND INC.

Short-Term Securities Ratings (unaudited)

SP-1   - Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    - Standard &Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.

P-1    - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

Page 10

MUNICIPAL PARTNERS FUND INC.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
     Investments, at value (Cost -- $114,772,728)........................................   $113,754,049
     Cash................................................................................         34,217
     Interest receivable.................................................................      1,819,847
     Receivable for securities sold......................................................         65,038
     Prepaid expenses....................................................................         17,308
                                                                                            ------------
     TOTAL ASSETS........................................................................    115,690,459
                                                                                            ------------
LIABILITIES:
     Management fee payable (Note 2).....................................................         59,236
     Accrued expenses....................................................................        117,991
                                                                                            ------------
     TOTAL LIABILITIES...................................................................        177,227
                                                                                            ------------
TOTAL NET ASSETS.........................................................................   $115,513,232
                                                                                            ============
NET ASSETS:
     Preferred Stock (Note 5)............................................................   $ 40,000,000
                                                                                            ------------
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 5,757,094
       shares outstanding)...............................................................          5,757
     Additional paid-in capital..........................................................     79,673,514
     Undistributed net investment income.................................................         98,525
     Accumulated net realized loss on security transactions..............................     (3,245,885)
     Net unrealized depreciation on investments..........................................     (1,018,679)
                                                                                            ------------
     Net Assets Applicable to Common Stock...............................................     75,513,232
                                                                                            ------------
TOTAL NET ASSET..........................................................................   $115,513,232
                                                                                            ============
NET ASSET VALUE PER SHARE OF COMMON STOCK ($75,513,232 / 5,757,094 shares outstanding)...         $13.12
                                                                                                  ======

--------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                                                 Page 11

MUNICIPAL PARTNERS FUND INC.

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME:
     Interest............................................................................   $  6,924,558
                                                                                            ------------
EXPENSES:
     Management fees (Note 2)............................................................        730,031
     Auction agent fees..................................................................        110,325
     Audit and tax services..............................................................         69,547
     Shareholder communications..........................................................         45,385
     Directors' fees and expenses........................................................         25,000
     Legal...............................................................................         21,231
     Listing fees........................................................................         16,170
     Transfer agent......................................................................         15,002
     Custodian...........................................................................          5,581
     Other...............................................................................         24,801
                                                                                            ------------
     TOTAL EXPENSES......................................................................      1,063,073
                                                                                            ------------
NET INVESTMENT INCOME....................................................................      5,861,485
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):

     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales..............................................................     63,603,464
        Cost of securities sold..........................................................     65,043,228
                                                                                            ------------
     NET REALIZED LOSS...................................................................     (1,439,764)
                                                                                            ------------
     Change in Net Unrealized Appreciation (Depreciation) on Investments:
        Beginning of year................................................................      7,762,903
        End of year......................................................................     (1,018,679)
                                                                                            ------------
     INCREASE IN NET UNREALIZED DEPRECIATION.............................................     (8,781,582)
                                                                                            ------------
NET LOSS ON INVESTMENTS..................................................................    (10,221,346)
                                                                                            ------------
DECREASE IN NET ASSETS FROM OPERATIONS...................................................   $ (4,359,861)
                                                                                            ============

--------------------------------------------------------------------------------------------------------
                                  See Notes to Financial Statements.


MUNICIPAL PARTNERS FUND INC.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                                1999           1998
---------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income................................................ $   5,861,485    $  5,982,095
     Net realized gain (loss).............................................    (1,439,764)        494,761
     (Increase) decrease in net unrealized depreciation...................    (8,781,582)         49,447
                                                                            ------------    ------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....................    (4,359,861)      6,526,303
                                                                            ------------    ------------
DIVIDENDS PAID FROM NET INVESTMENT INCOME TO:
     Common shareholders..................................................    (4,594,162)     (4,594,162)
     Preferred shareholders...............................................    (1,437,790)      1,512,967)
                                                                            ------------    ------------
     DECREASE IN NET ASSETS FROM DIVIDENDS                                    (6,031,952)     (6,107,129)
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................   (10,391,813)        419,174

NET ASSETS:
     Beginning of Year....................................................   125,905,045     125,485,871
                                                                           -------------    ------------
     END OF YEAR*.........................................................  $115,513,232    $125,905,045
                                                                            ============    ============
* Includes undistributed net investment income of:                               $98,525        $268,992
                                                                                 =======        ========

Statement of Cash Flows

For the Year Ended December 31, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities.........................................   $ 63,588,444
     Purchases of portfolio securities...................................................    (65,382,850)
     Net sales of short-term securities..................................................      1,700,000
                                                                                            ------------
                                                                                                 (94,406)

     Net investment income...............................................................      5,861,485
     Amortization of net premium on investments..........................................         81,571
     Net change in receivables/payables related to operations............................        129,736
                                                                                            ------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES...........................................      5,978,386
                                                                                            ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid.........................................................     (4,594,162)
     Preferred stock dividends paid......................................................     (1,437,790)
                                                                                            ------------
     NET CASH USED BY FINANCING ACTIVITIES...............................................     (6,031,952)
                                                                                            ------------
NET DECREASE IN CASH.....................................................................        (53,566)
Cash, Beginning of Year..................................................................         87,783
                                                                                            -------------
CASH, END OF YEAR........................................................................   $     34,217
                                                                                            ============

--------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.


                                                                                                 Page 13

MUNICIPAL PARTNERS FUND INC.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

MUNICIPAL PARTNERS FUND INC.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was assigned to the Investment Manager from its subsidiary, Value Advisors LLC on November 2, 1999.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which in turn is wholly owned by Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At December 31, 1999, the Investment Adviser owned 4,275 shares of the Fund.

MUNICIPAL PARTNERS FUND INC.

Note 3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases....................................................... $65,382,850
                                                                 ===========
Sales........................................................... $63,603,464
                                                                 ===========

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation................................... $ 1,299,176
Gross unrealized depreciation...................................   2,317,855)
                                                                 -----------
Net unrealized depreciation..................................... $(1,018,679)
                                                                 ===========

Note 4. Capital Loss Carryforwards

At December 31, 1999, the Fund had a net capital loss carryover of approximately $2,425,000 of which $1,049,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003, $52,000 will be available through December 31, 2004 and $620,000 will be available through December 31, 2007 to offset future capital gains to the extent provided by Federal income tax regulations.

Note 5. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.


Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 1999 ranged from 3.30% to 4.10%. The weighted average dividend rate for the year ended December 31, 1999 was 3.545%. The Board of Directors designated the dividend period commencing October 19, 1999 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 18, 1999 remained in effect through January 17, 2000. The dividend rate for this Special Rate Period was 4.10%.

MUNICIPAL PARTNERS FUND INC.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 6. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 7. Events Subsequent to December 31, 1999

COMMON STOCK DIVIDENDS. On January 3 and February 1, 2000, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0665 per share, payable on January 28 and February 25, 2000 to shareholders of record on January 19 and February 15, 2000, respectively.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated the dividend period commencing January 18, 2000 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on January 14, 2000 remains in effect through April 17, 2000 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.975%.

MUNICIPAL PARTNERS FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31:




                                                              1999        1998       1997       1996        1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR......................   $  14.92     $ 14.85    $ 13.99      $14.19     $11.55
                                                          ---------    --------   --------    --------   --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income................................       1.02        1.04       1.06        1.08       1.10
   Net realized and unrealized gain (loss)..............      (1.77)       0.09       0.86       (0.24)      2.63
                                                          ---------    --------   --------    --------   --------
Total Income (Loss) From Operations.....................      (0.75)       1.13       1.92        0.84       3.73
                                                          ---------    --------   --------    --------   --------
LESS DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
  Common shareholders...................................      (0.80)      (0.80)     (0.80)      (0.79)     (0.80)
  Preferred shareholders................................      (0.25)      (0.26)     (0.26)      (0.25)     (0.29)
                                                          ---------    --------   --------    --------   --------
Total Dividends From Net Investment Income..............      (1.05)      (1.06)     (1.06)      (1.04)     (1.09)
                                                          ---------    --------   --------    --------   --------
NET ASSET VALUE, END OF YEAR............................   $  13.12     $ 14.92    $ 14.85      $13.99     $14.19
                                                          =========    ========   ========    ========   ========
MARKET VALUE, END OF YEAR...............................   $10.9375     $14.125    $ 13.50     $ 11.75    $11.625
                                                          =========    ========   ========    ========   ========
TOTAL RETURN, BASED ON MARKET PRICE(1)..................     (17.52)%     10.89%     22.31%       7.99%     26.18%

RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS(2):
  Operating expenses....................................       1.30%       1.28%      1.34%       1.40%      1.43%
  Net investment income.................................       7.18%       6.99%      7.47%       7.84%      8.41%
NET ASSETS OF COMMON SHAREHOLDERS,
  END OF YEAR (000S)....................................    $75,513     $85,905    $85,486     $80,553    $81,698
PREFERRED STOCK OUTSTANDING,
  END OF YEAR (000S)....................................    $40,000     $40,000    $40,000     $40,000    $40,000
PORTFOLIO TURNOVER RATE.................................         54%         32%        27%         27%        35%


--------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.

MUNICIPAL PARTNERS FUND INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF MUNICIPAL PARTNERS FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. ("Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

MUNICIPAL PARTNERS FUND INC.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                       NET REALIZED &
                                                                  NET INVESTMENT         UNREALIZED
                                                                      INCOME             GAIN (LOSS)
                                                                 -----------------   -------------------
QUARTER ENDED*                                                   TOTAL   PER SHARE   TOTAL     PER SHARE
--------------------------------------------------------------------------------------------------------
March 31, 1998...............................................    $1,515    $0.26    $ (198)     $(0.03)
June 30, 1998................................................     1,463     0.26       302        0.05
September 30, 1998...........................................     1,513     0.26     1,494        0.26
December 31, 1998............................................     1,491     0.26    (1,054)      (0.19)
March 31, 1999...............................................     1,449     0.25      (793)      (0.14)
June 30, 1999................................................     1,455     0.26    (3,463)      (0.60)
September 30, 1999...........................................     1,462     0.25    (2,750)      (0.48)
December 31, 1999............................................     1,495     0.26    (3,215)      (0.55)

--------------------------------------------------------------------------------------------------------
* Totals expressed in thousands of dollars except per share amounts.

Page 20

MUNICIPAL PARTNERS FUND INC.

Additional Shareholder Information (unaudited)

On April 15, 1999, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

    1. The election of Heath B. McLendon and Charles F. Barber as Directors of the Fund; and

    2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1999.

   The results of the vote on Proposal 1 were as follows:

                                                                           PREFERRED
                                        PREFERRED        % OF SHARES          VOTES        % OF SHARES
 NAME OF DIRECTORS                      VOTES FOR           VOTED            AGAINST          VOTED
---------------------------------------------------------------------------------------------------------
 Heath B. McLendon                         708             100.0%               0              0.0%
 Charles F. Barber                         708             100.0%               0              0.0%
---------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
---------------------------------------------------------------------------------------------------------
     4,906,402           98.9%           13,261             0.3%             40,939            0.8%
---------------------------------------------------------------------------------------------------------
                                                                                                  Page 21

MUNICIPAL PARTNERS FUND INC.

Other Information (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1999:

    * 100.00% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.



--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                         Page 23

MUNICIPAL PARTNERS FUND INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

MUNICIPAL PARTNERS FUND INC.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

MUNICIPAL PARTNERS FUND INC.

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Smith Barney Inc.
      President and Director, SSBC Fund
      Management Inc. and Travelers
      Investment Adviser, Inc.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

ROBERT L. ROSEN
      Chief Executive Officer,
      R.L.R. Partners,
      Chairman, National Financial Partners

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

ROBERT E. AMODEO
      Executive Vice President

NEWTON B. SCHOTT
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

                 Municipal Partners
                 Fund Inc.
                 Annual Report
                 DECEMBER 31, 1999


State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750

                                  MNPANN 12/99